Exhibit 10.19.11
[EXECUTION COPY]
AMENDMENT NO. 10 TO
WAREHOUSE LOAN AGREEMENT
     AMENDMENT NO. 10 TO WAREHOUSE LOAN AGREEMENT, dated as of March 30, 2006 (this “Amendment”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto, and CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Warehouse Loan Agreement referred to below.
RECITALS:
     WHEREAS, the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the “Warehouse Loan Agreement”); and
     WHEREAS, the parties hereto desire to amend the Warehouse Loan Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
PART I
AMENDMENTS
     SUBPART 1.1 The definition of “Commitment Amount” set forth in Section 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as follows:
     “Committed Amount” means $500,000,000 or such lesser amount to which the Committed Amount may be reduced pursuant to Section 2.08.
     SUBPART 1.2 Schedule 1.01 of the Warehouse Loan Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01 hereto.
PART II
MISCELLANEOUS
     SUBPART 2.1 Effectiveness. This Amendment becomes effective on the date on which the Agent has received signature pages to this Amendment duly executed by each party hereto (including each Lender).
     SUBPART 2.2 Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Warehouse Loan Agreement are true and correct on and as of the date of this Amendment as

     SUBPART 2.3 Effect of Amendment. All provisions of the Warehouse Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Warehouse Loan Agreement (or in any other Transaction Document) to the Warehouse Loan Agreement shall be deemed to be references to the Warehouse Loan Agreement as amended hereby.
     SUBPART 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
     SUBPART 2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SUBPART 2.6 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Warehouse Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY
By:	/s/ Eric Marchetto
	Name:	Eric Marchetto
	Title:	Vice President

TRINITY RAIL LEASING TRUST II
By:	/s/ Eric Marchetto
	Name:	Eric Marchetto
	Title:	Vice President

CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent and as a Committed Lender
By:	/s/ Mark Lengel
	Name:	MARK LENGEL
	Title:	DIRECTOR

By:	/s/ Joseph Soave
	Name:	Joseph Soave
	Title:	Director

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:	/s/ Mark Lengel
	Name:	MARK LENGEL
	Title:	DIRECTOR

By:	/s/ Joseph Soave
	Name:	Joseph Soave
	Title:	Director

GREENWICH FUNDING CORPORATION, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:	/s/ Mark Lengel
	Name:	MARK LENGEL
	Title:	DIRECTOR

By:	/s/ Joseph Soave
	Name:	Joseph Soave
Title: Director

ALPINE SECURITIZATION CORP, as a Conduit Lender By Credit Suisse, New York Branch, as attorney-in-fact
By:	/s/ Mark Lengel
	Name:	MARK LENGEL
Title: DIRECTOR

By:	/s/ Joseph soave
	Name:	Joseph Soave
Title: Director

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender
By:	/s/ David O. Taylor
	Name:	David O. Taylor
	Title:	Vice President

By:	/s/ Michael Ravelo
	Name:	Michael Ravelo
	Title:	Associate

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender
By:
Name:
Title:

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender
By:
Name:
Title:

By:
Name:
Title:

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender
By:	/s/ Pascal Galmot
	Name:	Pascal Galmot
	Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender
By:	/s/ Brett Delfino
	Name:	Brett Delfino
Title: Executive Director

By:	/s/ Jackle L. Arambulo
	Name:	Jackle L. Arambulo
	Title:	Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A.. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender
By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender
By:	/s/ Kevin P. Burns
	Name:	Kevin P. Burns
	Title:	Vice President

GRESHAM RECEIVABLES (No. 3) Limited, as a Committed Lender
By:	/s/ S.M. Hollywood
	Name:	S.M. Hollywood
	Title:	Director

SCHEDULE 1.01
Lenders and Commitments

			Original
	Commitment	Commitment	Commitment
Lender	Amount	Percentage	Date
Credit Suisse First Boston, New	225,000,000	45.00000000%	June 27, 2002
York Branch

Dresdner Bank AG, New York	100,000,000	20.00000000%	August 29, 2003
Branch

Coöperatieve Centrale Raiffeisen-	100,000,000	20.00000000%	October 23, 2003
Boerenleenbank B.A., “Rabobank International”, New York Branch

Gresham Receivables	75,000,000	15.00000000%	October 20, 2005
(No. 3) Limited

Totals	500,000,000	100.0000%